UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

ASP Isotopes Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41555	87-2618235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Pennsylvania Avenue NW, South Building, Suite 900 Washington, DC	20004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 756-2245

 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2025, ASP Isotopes Inc., a Delaware corporation (“ASP Isotopes” or the “Company”), announced that the Company and certain of its subsidiaries entered into the Loan Agreement (as defined below) and certain other related agreements with TerraPower, a US nuclear innovation company, related to financing support for the construction of a new uranium enrichment facility capable of producing High Assay Low-Enriched Uranium (HALEU), and the future supply of HALEU to TerraPower, as a customer.

Loan Agreement

The loan agreement, dated May 16, 2025 (the “Loan Agreement”), by and between TerraPower, as lender, and QLE TP Funding SPE LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the “Borrower”), provides conditional commitments from TerraPower to the Company through the Borrower for a multiple advance term loan of up to $22,000,000 to partially finance a proposed new uranium enrichment facility at Pelindaba, South Africa, which is designed to produce commercial quantities of HALEU.  The aggregate loan amount is inclusive of a 10% original issue discount on each disbursement and carries a fixed interest rate of 10% per annum.  Per the terms of the Loan Agreement and subject to the satisfaction of various conditions precedent to each disbursement (including receiving all required licenses and permits to perform uranium enrichment in South Africa), the Company could receive aggregate loan disbursements of $20,000,000.  The Loan Agreement matures on May 16, 2032.  Interest will begin accruing upon each milestone disbursement received by the Company and will be added to the principal balance until November 2027. Principal and interest payments will be made in 60 equal installments beginning in November 2027.  Following is a summary of the key terms of the Loan Agreement:

Borrower	QLE TP Funding SPE LLC, a Delaware limited liability company.

Project Company

The Borrower has formed K2025267858 (South Africa) (Pty) Ltd, a private company organized under the laws of the Republic of South Africa, to be the owner and operator of the Company’s initial uranium enrichment facility designed to produce HALEU using (under license) the Company’s proprietary technology, with an annual output of approximately 15 MTU of HALEU at 19.75%, to be located at the Necsa’s Pelindaba site in the Republic of South Africa (the “Project”).

Guarantors	The loan is guaranteed by ASP Isotopes Inc. and Quantum Leap Energy LLC (the “Guarantors”).

Loan Size	The total commitment is for $22 million (inclusive of 10% original issue discount on each disbursement).

Term of Loan	The maturity date is May 16, 2032.

Termination of Commitment

TerraPower’s commitment to make disbursements under the loan terminates on October 7, 2027.

TerraPower has the right to terminate its commitment under certain circumstances, including (i) the occurrence of a legal impediment to the completion of TerraPower’s Kemmerer Unit 1; (ii) if the Nuclear Regulatory Commission fails to issue the construction permit or operating license for TerraPower’s Kemmerer Unit 1; (iii) if  the U.S. Department of Energy discontinues  Advanced Reactor Demonstration Program funding for the natrium demonstration reactor; (iv) TerraPower abandons the natrium demonstration reactor project or (v) for TerraPower’s convenience.

If the commitment is terminated by TerraPower under these circumstances, repayment of the loan will be deferred until the earlier of (i) the maturity date or (ii) the date on which the Borrower or affiliate thereof commences production of commercial quantities of HALEU, whether at the Pelindaba site or elsewhere in the world.

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Interest Rate	Disbursements under the Loan Agreement will accrue interest at a rate of 10% per annum.

Amortization	Amortization to start in November 2027.

Collateral	The loan will be secured by (a) all assets of the Borrower and (b) all equity interests of the Borrower owned by Quantum Leap Energy LLC.

Covenants

The Loan Agreement contains customary affirmative and negative covenants that apply to the Borrower, the Project Company (as defined above), and in certain cases, the Guarantors. The Loan Agreement also contains customary events of default with notice and cure periods.

Conditions Precedent

Advances under the loan are subject to Borrower’s delivery to TerraPower of a draw request and other documentation related to the applicable draw. Borrower must also satisfy various conditions precedent to disbursements. Certain of the conditions include:

	•	demonstration of the Project Company’s legal right to access, maintain, improve and operate the Project, including the right of access granted to TerraPower’s inspector to inspect the Project;
	•	the Company shall have raised at least $120 million in additional funds that is contributed or committed to the Project;
	•	satisfaction of various milestones under an initial purchase order between TerraPower and the Company, as supplier;
	•	receipt of written approvals required from the Financial Surveillance Department of the South African Reserve Bank;
•

receipt of all necessary intellectual property licenses and rights for the Borrower and the Project Company to use the Company’s proprietary technology for the improvement and operation of the Project;

	•	if applicable, a project inspector’s report confirming satisfaction of the applicable funding milestone requirement;
	•	copies of all licenses and permits required in connection with satisfaction of the applicable funding milestone requirement;
•

the absence of any default, material adverse change, material legal proceedings, material damage or destruction of the Project, material violation of any governmental requirements, and liens or encumbrances with respect to the Project; and

	•	TerraPower’s confirmation that the Project is being completed in a good and workmanlike manner, and receipt of all necessary approvals under applicable law.

The description of the Loan Agreement above is qualified in its entirety by reference to the text of the Loan Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

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Other Related Agreements

Concurrently with the Loan Agreement, the Company and TerraPower have entered into two supply agreements, each dated May 16, 2025, for the HALEU expected to be produced at the Company’s initial uranium enrichment facility in Pelindaba.

The initial core supply agreement is intended to support the supply of the required first fuel cores for the initial loading of TerraPower’s Natrium project in Wyoming during the 2027/28 timeframe. The initial core supply agreement is currently valued at up to approximately $375 million over an 18-month timeframe primarily dependent on the quantity of HALEU to be supplied and the firm fixed price for the HALEU set forth in the related purchase order. The initial core supply agreement includes price adjustment mechanisms and renegotiation provisions that may be applicable to the extent that there are changes in the cost or availability of feedstock or energy.

The long-term supply agreement is a 10-year supply agreement of up to a total of 150 metric tons of HALEU, commencing in 2028 through end of 2037 currently valued at up to approximately $3.75 billion primarily dependent on the total quantity of HALEU to be supplied over the 10-year period and the base price of HALEU under the long-term supply agreement. The long-term supply agreement includes a price adjustment mechanism based on the gross domestic product implicit price deflator and renegotiation provisions that may be applicable to the extent that there are changes in the cost or availability of feedstock or energy. The long-term supply agreement does not include minimum required purchase quantities per year, but includes a mechanism for TerraPower to provide advance notice of annual purchase quantities for acceptance by the Company, and if TerraPower does not purchase a specified minimum annual amount of HALEU the Company has the right to sell the excess quantity of HALEU produced in such year, if any, to other purchasers.

Each of the supply agreements contains various representations, covenants, indemnities and other customary provisions. In certain circumstances, the Company will be responsible for liquidated damages under the supply agreements, including for any delay in delivery of HALEU to TerraPower by the agreed dates (and, in the case of initial core supply agreement, any delay in achieving commercial operation of the uranium enrichment facility by the agreed date), in each case, subject to the limitations set forth in the respective supply agreement and except for a delay or failure in performance as a result of a force majeure event.

The description above is only a summary of the material terms and conditions of the supply agreements and is qualified in its entirety by reference to the copies of the supply agreements, which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2025.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

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Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” ”intends,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature, but can also be otherwise disclosed. Examples of forward-looking statements include, among others but are not limited to, the future of the company’s enrichment technologies as applied to uranium enrichment, the outcome of the company’s initiative to commence enrichment of uranium in South Africa and the company’s discussions with nuclear regulators, the outcome of the project contemplated with Necsa, the availability and costs of certain items including feedstock and energy, the expected value of our HALEU supply agreements, the expected need or desire for HALEU by third parties, the outcome of the transactions contemplated by the definitive agreements with TerraPower, potential receipt of additional funding and effects, the commencement of supply of isotopes to customers, the construction of additional enrichment facilities, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any amendments thereto and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this report should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1*	Loan Agreement, dated May 16, 2025, by and between QLE TP Funding SPE LLC, as borrower, and TerraPower, LLC, as lender.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: May 22, 2025	By:	/s/ Paul Mann
	Name:	Paul Mann
	Title:	Chief Executive Officer

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